UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2026

Bleichroeder Acquisition Corp. III

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43387	98-1931116
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, Fl 47
New York, NY 10105

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 212-984-3835

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fourth of one redeemable warrant	BCCQU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	BCCQ	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	BCCQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 8, 2026, Bleichroeder Acquisition Corp. III (the “Company”) consummated its initial public offering (“IPO”) of 34,500,000 units (the “Units”), including the full exercise by the underwriters of an option to purchase up to 4,500,000 Units at the offering price to cover over-allotments. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $345,000,000. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-fourth of one redeemable warrant of the Company (each, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s registration statement on Form S-1 (File No. 333-296923) for the IPO, initially filed with the U.S. Securities and Exchange Commission on June 18, 2026 (the “Registration Statement”):

●	An Underwriting Agreement, dated July 6, 2026, by and between the Company and Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC (“CCM”), as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated July 6, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated July 6, 2026, by and among the Company, its officers and directors and the Sponsor (as defined below), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated July 6, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated July 6, 2026, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Warrants Purchase Agreement, dated July 6, 2026 (the “Sponsor Private Placement Warrants Purchase Agreement”), by and between the Company and Bleichroeder Sponsor 3 LLC, a Delaware limited liability company (the “Sponsor”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	A Private Placement Warrants Purchase Agreement, dated July 6, 2026 (the “Underwriter Private Placement Warrants Purchase Agreement”), by and among the Company, CCM and Clear Street LLC (“CS” and together with CCM, the “Underwriters”), a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	Indemnity Agreements, dated July 6, 2026, by and among the Company and each director and executive officer of the Company, a form of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

●	A Services and Indemnification Agreement, dated July 6, 2026, by and among the Company, the Sponsor and Bleichroeder LP, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Sponsor Private Placement Warrants Purchase Agreement and the Underwriter Private Placement Warrants Purchase Agreement, the Company completed the private sale of an aggregate of 8,500,000 warrants (the “Private Placement Warrants”) to the Sponsor and the Underwriters at a price of $1.00 per Private Placement Warrant. Of those 8,500,000 Private Placement Warrants, our Sponsor purchased 5,000,000 Private Placement Warrants and the Underwriters purchased an aggregate of 3,500,000 Private Placement Warrants. The Private Placement Warrants (and underlying securities) are identical to the Units sold in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 6, 2026, in connection with the IPO, Clemence Rasigni and Christopher Kellen were appointed to the Board of Directors of the Company (the “Board”). Each of Ms. Rasigni and Mr. Kellen was appointed to the Board’s Audit Committee, with Ms. Rasigni serving as chair. Each of Ms. Rasigni and Mr. Kellen was appointed to the Board’s Compensation Committee, with Mr. Kellen serving as chair.

On July 6, 2026, the Company entered into indemnity agreements with each of the directors and executive officers of the Company that require the Company to indemnify each of them to the fullest extent permitted by applicable law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The foregoing summary of the indemnity agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of indemnity agreement, which is filed as Exhibit 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03. Amendments to the Amended and Restated Memorandum and Articles of Association; Change in Fiscal Year.

On July 6, 2026, in connection with the IPO, the Company filed its amended and restated memorandum and articles of association (the “A&R Memorandum and Articles of Association”) with the Cayman Islands Registrar of Companies, which was effective on July 6, 2026. The terms of the A&R Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the A&R Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $345,000,000 of the proceeds from the IPO and the sale of the Private Placement Warrants (which amount includes up to $14,700,000 of the underwriter’s deferred discount), was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes and for winding up and dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 24 months from the closing of the IPO (or by such earlier liquidation date as the Board may approve), subject to applicable law, and (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s A&R Memorandum and Articles of Association to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it has not consummated an initial business combination within 24 months from the closing of the IPO or with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

On July 6, 2026, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On July 8, 2026, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated July 6, 2026, by and between Bleichroeder Acquisition Corp. III and Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC, as representative of the several underwriters.
3.1	Amended and Restated Memorandum and Articles of Association of Bleichroeder Acquisition Corp. III.
4.1	Warrant Agreement, dated July 6, 2026, by and between Bleichroeder Acquisition Corp. III and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated July 6, 2026, by and among Bleichroeder Acquisition Corp. III, Bleichroeder Sponsor 3 LLC and each of the officers and directors of Bleichroeder Acquisition Corp. III.
10.2	Investment Management Trust Agreement, July 6, 2026, by and between Bleichroeder Acquisition Corp. III and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated July 6, 2026, by and among Bleichroeder Acquisition Corp. III, Bleichroeder Sponsor 3 LLC and certain security holders.
10.4	Private Placement Warrants Purchase Agreement, dated July 6, 2026, by and between Bleichroeder Acquisition Corp. III and Bleichroeder Sponsor 3 LLC.
10.5	Private Placement Warrants Purchase Agreement, dated July 6, 2026, by and among Bleichroeder Acquisition Corp. III, Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC, and Clear Street LLC.
10.6	Form of Indemnity Agreement (incorporated herein by reference to Exhibit 10.6 to the Registration Statement on Form S-1 (File No. 333-296923), filed by Bleichroeder Acquisition Corp. III on June 18, 2026).
10.7	Services and Indemnification Agreement, dated July 6, 2026, by and among Bleichroeder Acquisition Corp. III, Bleichroeder Sponsor 3 LLC and Bleichroeder LP
99.1	Pricing Press Release, dated July 6, 2026.
99.2	Closing Press Release, dated July 8, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2026	BLEICHROEDER ACQUISITION CORP. III

	By:	/s/ Marcello Padula
	Name:	Marcello Padula
	Title:	Chief Executive Officer

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